Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Aleris International, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven J. Demetriou, Chairman of the Board and Chief Executive Officer of the Company, and I, Michael D. Friday, Executive Vice President and Chief Financial Officer, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven J. Demetriou

	Name:	Steven J. Demetriou
	Title:	Chief Executive Officer and President
(principal executive officer)

Date: May 15, 2007

/s/ Michael D. Friday

	Name:	Michael D. Friday
	Title:	Executive Vice President and Chief Financial Officer
(principal financial officer)

Date: May 15, 2007